                                                                   EXHIBIT 10.57


                                 March 13, 2000
Pinnacle Towers Inc.
1549 Ringling Boulevard
3rd Floor
Sarasota, Florida 34236

Attn: Mr. Steve Day

         Re: Limited and Conditional Waiver for $520,000,000 Fifth Amended and Restated Credit Agreement dated as of September 17, 1999, as amended, among Bank of America, N.A., for itself and as Administrative Agent (the "Administrative Agent"), the Lenders party thereto and Pinnacle Towers Inc. (the "Borrower") (as further amended. substituted or replaced from time to time, the "Credit Agreement")

  Dear Steve:

         This Limited and Conditional Waiver ("Limited Waiver") is entered into among the Borrower, Administrative Agent, and the Lenders. All capitalized terms used in this Limited Waiver but not defined shall have the meanings ascribed thereto in the Credit Agreement.

         The Borrower has informed the Administrative Agent that the Parent intends to issue up to $255,000,000 Convertible Subordinated Notes (the "Subordinated Notes") which are convertible to common stock of the Parent. The Borrower seeks a waiver of compliance with respect to Section 2.05(b) and
Section 2.11(c)(ii) (so that any prepayments using proceeds of the Subordinated Notes will not reduce the Commitment), Section 8.02 (with respect to the issuance by the Parent of the Subordinated Notes and the Parent's becoming and remaining liable and obligated on the Subordinated Notes), Section 8.05 (with respect to the amendment of the Parent's certificate of incorporation to permit the issuance by the Parent of common stock upon the conversion of the Subordinated Notes), Section 8.08 (with respect to the Restricted Payments by the Borrower to the Parent for the payment by the Parent in cash to the holders of the Subordinated Notes of regularly scheduled accrued interest on the Subordinated Notes at an annual rate not to exceed 6%), Section 8.11 (with respect to the issuance of common stock by the Parent upon the conversion of the Subordinated Notes), and Section 8.14 (with respect to the indenture for the Subordinated Notes). The Administrative Agent and the Lenders hereby grant the following waivers under the Credit Agreement, subject to the terms and conditions set forth below.

         The Administrative Agent and the Lenders hereby waive compliance with the terms of (i)Section 2.05(b) and Section 2.11(c)(ii)(so that any prepayments using proceeds of the Subordinated

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 2

Notes will not reduce the Commitment), (ii) Section 8.02 of the Credit Agreement with respect to the issuance by the Parent of the Subordinated Notes and the Parent's becoming and remaining liable and obligated on the Subordinated Notes (provided that the basket provided in Section 8.02(c)(i) shall be reduced by the principal amount of the Subordinated Notes), (iii) Section 8.05 with respect to the amendment of the Parent's certificated of incorporation to permit the issuance by the Parent of common stock upon the conversion of the Subordinated Notes, (iv) Section 8.08 with respect to the Restricted Payments made by the Borrower to the Parent for the payment by the Parent in cash to the holders of the Subordinated Notes of regularly scheduled accrued interest on the Subordinated Notes at an annual rate not to exceed 6%, provided that at least five Business Days prior thereto the Borrower has delivered to the Lenders a letter certifying pro forma compliance with the financial covenants contained in the Credit Agreement immediately following any such payment and certifying that no Default or Event exists or would result therefrom (other than any Default or Event of Default specifically waived hereby), (v) Section 8.11 with respect to the issuance by the Parent of the common stock upon the conversion of the Subordinated Notes, and (vi) Section 8.14 with respect to the indenture for the Subordinated Notes.

         The occurrence of any of the following shall result in an Event of Default under the Credit Agreement and the Loan Papers:

         (i) the issuance by the Parent of Subordinated Notes in excess of $255,000,000;

         (ii) the use of the net proceeds of the Subordinated Notes for any purpose other than prepaying the Revolver Loan;

         (iii)    the interest rate on the Subordinated Notes exceeds 6%;

         (iv) the scheduled maturity date for the Subordinated Notes is earlier than September 15, 2007;

         (v) any changes are made to add any financial covenants or any changes that materially and adversely affect the Lenders are made to the subordination provisions in the description of the Subordinated Notes contained in the most recent offering memorandum reviewed by the Administrative Agent and the Lenders prior to the date hereof; or

         (vi) the Borrower fails to deliver to the Lenders the letter certifying compliance described in the immediately preceding paragraph.

         The Limited Waiver set forth in the preceding paragraph is subject to the further conditions that the Borrower has delivered to the Lenders a compliance certificate certifying pro forma compliance with the financial covenants contained in the Credit Agreement immediately following the issuance of the Subordinated Notes, and certifying that no Default or Event of Default exists or would result from the issuance of the Subordinated Notes, except as specifically waived by this Limited Waiver.

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 3

         The Borrower represents and warrants to the Administrative Agent that
(a) this Limited Waiver constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement and none that would result from the issuance of the Subordinated Notes (other than as specifically waived hereby), (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof and after giving effect to this Limited Waiver, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof except as waived hereby, and (e) the Credit Agreement, as waived hereby, and the other Loan Papers remain in full force and effect.

         The Borrower acknowledges that this Limited Waiver is a limited and conditional continuing waiver of specific provisions of the Credit Agreement, except as waived hereby, and does not constitute a waiver by any Lender of any of its rights or remedies now or at any time in the future. The Borrower acknowledges that this Limited Waiver constitutes a "Loan Paper" as defined in the Credit Agreement.

         THIS LIMITED WAIVER AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         This Limited Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         THIS LIMITED WAIVER AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE IN DALLAS, TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 4

         IN WITNESS WHEREOF, this Limited Waiver is executed as of the date first set forth above.

ADMINISTRATIVE AGENT:                 BANK OF AMERICA, N.A., as
                                      Administrative Agent

                                      /s/  Roselyn M Drake
                                      ------------------------------------------
                                      By: Roselyn M Drake
                                      Its: Managing Director



LENDERS:

                                      BANK OF AMERICA, N.A., individually as
                                    a Lender

                                      /s/  Roselyn M Drake
                                      ------------------------------------------
                                      By: Roselyn M Drake
                                      Its: Managing Director

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 5

                                      FLEET NATIONAL BANK
                                      (formerly known as BankBoston, N.A.)



                                      /s/ Amy B. Peden
                                      ------------------------------------------
                                      By:    Amy B. Peden
                                         ---------------------------------------
                                      Its:   Assistant Vice President
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 6

                                      BANKERS TRUST COMPANY



                                      /s/ GREGORY SHEERIN
                                      ------------------------------------------
                                      By:    GREGORY SHEERIN
                                         ---------------------------------------
                                      Its: PRINCIPAL
                                           -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 7

                                      SOCIETE GENERALE



                                                    /s/ Mark Vigil
                                      ------------------------------------------

                                      By:             Mark Vigil
                                         ---------------------------------------
                                      Its:             Director
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 8

                                      UNION BANK OF CALIFORNIA, N.A.



                                             /s/ Craig R. Cappal
                                      ------------------------------------------
                                      By:        Craig R. Cappal
                                         ---------------------------------------
                                      Its:     Assistant Vice President
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 9

                                      KEY CORPORATE CAPITAL INC.


                                      /s/ Amy Ciano
                                      ------------------------------------------
                                      By: Amy Ciano
                                         ---------------------------------------
                                      Its: Vice President
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 10

                                      COBANK,ACB

                                                 /s/ Anita Youngblut
                                      ------------------------------------------
                                      By:           Anita Youngblut
                                         ---------------------------------------
                                      Its:           Vice President
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 11


                                                        CREDIT LYONNAIS NEW YORK
                                                        BRANCH


                                                        ------------------------

                                                        By: --------------------

                                                        Its: -------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 12

                                      THE BANK OF NOVA SCOTIA



                                      /s/ VINCENT J. FITZGERALD, JR.
                                      ------------------------------------------
                                      By:       VINCENT J. FITZGERALD, JR.
                                          --------------------------------------
                                      Its:        AUTHORIZED SIGNATORY
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 13

                                      DRESDNER BANK AG NEW YORK &
                                      GRAND CAYMAN BRANCHES



                                                /s/ JANE A. MAJESKI
                                      ------------------------------------------
                                      By:          JANE A. MAJESKI
                                         ---------------------------------------
                                      Its:      FIRST VICE PRESIDENT
                                          --------------------------------------


                                                /s/ HELEN NG, P.E.
                                      ------------------------------------------
                                      By:  HELEN NG, P.E.
                                         ---------------------------------------
                                      Its: ASSISTANT VICE PRESIDENT
                                           -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 14

                                      MERCANTILE BANK NATIONAL
                                      ASSOCIATION



                                                /s/ Michael J. Homeyer
                                      ------------------------------------------
                                      By:           MICHAEL J. HOMEYER
                                         ---------------------------------------
                                      Its:           VICE PRESIDENT
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 15

                                      U.S. BANK NATIONAL ASSOCIATION



                                      /s/ Thomas G. Gunder
                                      ------------------------------------------
                                      By:   Thomas G. Gunder
                                         ---------------------------------------
                                      Its:  Vice President
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 16



                                                    CREDIT LOCAL DE FRANCE - NEW
                                                    YORK AGENCY


                                                    ----------------------------

                                                    By: ------------------------

                                                    Its: -----------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 17



                                                         IBM CREDIT CORPORATION


                                                         -----------------------

                                                         By: -------------------

                                                         Its: ------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 18

                                      THE CIT GROUP/EQUIPMENT
                                      FINANCING, INC.



                                      /s/ DANIEL E. A. NICHOLS
                                      ------------------------------------------
                                      By: DANIEL E. A. NICHOLS
                                         ---------------------------------------
                                      Its: ASSISTANT VICE PRESIDENT
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 19

                                      ALLFIRST BANK



                                      /s/ Christopher L. Smith
                                      ------------------------------------------
                                      By: Christopher L. Smith
                                         ---------------------------------------
                                      Its: Senior Vice President
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 20

                                      CITY NATIONAL BANK


                                      /s/ PATRICK M. DRUM
                                      ------------------------------------------
                                      By: PATRICK M. DRUM
                                         ---------------------------------------
                                      Its: VICE PRESIDENT
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 21

                                      RAYMOND JAMES BANK, FSB



                                      /s/ John D. Hallstrom
                                      ------------------------------------------
                                      By: John D. Hallstrom
                                         ---------------------------------------
                                      Its:  Vice President
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 22

                                      HELLER FINANCIAL, INC.



                                      /s/ Scott Ziemke
                                      ------------------------------------------
                                      By: Scott Ziemke
                                         ---------------------------------------
                                      Its: Assistant Vice President
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 23

                                      PILGRIM PRIME RATE TRUST

                                      By:     Pilgrim Investment, Inc.,
                                              as its investment manager



                                      /s/ ELIZABETH O. MACLEAN
                                      ------------------------------------------
                                      By: ELIZABETH O. MACLEAN
                                         ---------------------------------------
                                      Its:  VICE PRESIDENT
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 24



                                              PPM SPYGLASS FUNDING TRUST

                                              ---------------------

                                              By: -----------------

                                              Its: ----------------

Mr. Steve Day.
Pinnacle Towers Inc.
March 13, 2000
Page 25


                                                      MORGAN STANLEY DEAN WITTER
                                                      PRIME INCOME TRUST


                                                      --------------------------

                                                      By: ----------------------

                                                      Its: ---------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 26

                                      KZH ING-1 LLC

                                      /s/ Peter Chin
                                      ------------------------------------------
                                      By:  Peter Chin
                                         ---------------------------------------
                                      Its: Authorized Agent
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 27

                                      KZH ING-2 LLC

                                      /s/ Peter Chin
                                      ------------------------------------------
                                      By:  Peter Chin
                                         ---------------------------------------
                                      Its: Authorized Agent
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 28

                                      SEQUILS-ING I (HBDGM), LTD.

                                      By:      ING Capital Advisors LLC,
                                               As Collateral Manager

                                      By:  /s/ MICHAEL J. CAMPBELL
                                         ---------------------------------------
                                               MICHAEL J. CAMPBELL
                                               SENIOR VICE PRESIDENT &
                                               PORTFOLIO MANAGER

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 29

                                      TORONTO DOMINION (NEW YORK),
                                      INC.

                                      /s/ JORGE A. GARCIA
                                      ------------------------------------------
                                      By: JORGE A. GARCIA
                                         ---------------------------------------
                                      Its:  VICE PRESIDENT
                                      ------------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 30

                                      SEQUILS-PILGRIM I, LTD.
                                      By:  Pilgrim Investments, Inc.,
                                           as its investment manager



                                      /s/ ELIZABETH O. MACLEAN
                                      ------------------------------------------

                                      By:  ELIZABETH O. MACLEAN
                                         ---------------------------------------
                                      Its:  VICE PRESIDENT
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 31

                                      WEBSTER BANK



                                      /s/  Barbara E. Hillmeyer
                                      ------------------------------------------

                                      By:  Barbara E. Hillmeyer
                                         ---------------------------------------
                                      Its:  VICE PRESIDENT
                                          --------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 32

                                      ARCHIMEDES FUNDING III, LTD.

                                      By: ING Capital Advisors LLC
                                          as Collateral Manager



                                      /s/ MICHAEL J. CAMPBELL
                                      ------------------------------------------
                                      By:  MICHAEL J. CAMPBELL
                                         ---------------------------------------
                                      Its: SENIOR VICE PRESIDENT &
                                           PORTFOLIO MANAGER
                                           -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 33

Accepted and Agreed as
of March   , 2000:



PINNACLE HOLDINGS, INC.

 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------



COVERAGE PLUS ANTENNA SYSTEMS, INC.


 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------



TOWER SYSTEMS, INC.


 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------



RADIO STATION WGLD, INC.


 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 34

ICB TOWERS, LLC


 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------



AIRCOMM OF AVON, LLC


 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------



HIGH POINT MANAGEMENT CO., INC.


 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------



TOWER TECHNOLOGY CORPORATION OF JACKSONVILLE


 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------



COASTAL ANTENNA'S INC.


 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
March 13, 2000
Page 35

MARMAC INDUSTRIES INCORPORATED


 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------



PINNACLE TOWERS III INC.


 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------



SHAFFER & ASSOCIATES, INC.


 /s/ Steven R. Day
------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------